SUPPLEMENT DATED MARCH 27, 2000 TO THE STATEMENTS OF
              ADDITIONAL INFORMATION OF THE MLAM/FAM/MERCURY FUNDS

The following paragraph is added to the section headed "Performance Data" (or "Yield Information" in the case of money market funds) following the last paragraph thereof:

      "The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments."


Code #AMG-3-00ALL